Exhibit 10.7

ADDENDUM# 1

to the general loan agreement (bank loan agreement)

#2-0402-2 dated February 4, 2002

Almaty	February 18, 2002

Open Joint-Stock Company “Bank Turan Alem”

represented by Managing Director Nurlan Zhetesovich Talkenov acting on the basis of the Power of Attorney # 01-62, dated October 10, 2001.

Subsidiary Open Joint-Stock Company “Caspi Neft TME”

represented by Chief Executive Officer Anatole Kunevich acting on the basis of the Charter,

TransMeridian Exploration Inc. BVI

represented by Anatole Kunevich acting on the basis of the power of attorney dated January 04, 2002,

Kazstroiproekt, Ltd

represented by Director Irina Vladimirovna Serlina acting on the basis of the Charter,

have entered into this Agreement with regard to the following:

1.              Agreement Terms and Definitions

Unless otherwise directly stipulated by this Agreement, capitalized terms and definitions used herein shall have the meanings implied in the General Loan Agreement (bank loan agreement) #2-0402-2 dated February 4, 2002.

2.              Subject of the Agreement.

The parties agreed to amend and add to the General Loan Agreement (bank loan agreement) #2-0402-2 dated February 4, 2002 as follows:

1.1         To word the term “loan” as follows:

“Loan – currency values in the amount of US$20,000,000 (twenty million) dollars granted by the Lender to the Borrower on terms specified herein and in other agreements equal in total to US$20,000,000 (twenty million) dollars.”

1.2         To word the term “Financing Chart” as follows:

“Financing Chart – loan arrangements in the U.S. Dollars,”

1.3         To word the term “Loan account” as follows:

“Loan Account – a special account opened by the Lender to keep track of the Borrower’s obligations on loan redemption according to the terms of the General Loan Agreement (bank loan agreement) #2-0402-2 dated February 4, 2002.”

1.4         To add to Article 4 “Loan granting terms” the clause 4.6. with the following content:

“4.6. Any amount of the Loan must be placed to the Borrower’s dollar account # 03070727 or to the Borrower’s local account # 024467727

1.5         To add to Article 6 “Interest Accrual and Payment” the clause 6.5 with the following content:

“6.5. Interest payment shall be made to the transfer account of the Lender # 420076600”

1.6         To add to Article 7 “Repayment of the Loan” the clause 7.9. with the following content:

“7.9. Repayment of the principal under the Loan shall be made to the Lender’s transfer account # 420076600.”

1.7         To add to Article 11 “Responsibilities of the Parties” the clause 11.12. with the following content:

“11.12. The Borrower shall pay penalty in Tenge to the account # 420904101” at the Lender’s discount rate on the day of payment.

In the event the Borrower has paid penalty, interest amount and principal amount in Loan Currency, then the Borrower will order to convert the specified penalty amount to Tenge with the subsequent placing of this amount to the Lender’s account # 420904101.

The Lender shall charge a commission according to the Lender’s rates for conversion of foreign currency into Tenge to pay penalty.”

2. Additional Terms

2.1. This agreement is an integral part of the General Loan Agreement (bank loan agreement) # 2-0204-2 dated February 4, 2002. The regulations of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002 cannot be construed without consideration of the contents of this Agreement.

2.2. The Agreement is executed in Russian and English, in two copies, both having equal legal force. In the event of contradictions, the Russian text of this Agreement shall have the prevailing force.

2.3. This Agreement shall become effective upon its signing.

LEGAL ADDRESSES AND DETAILS OF THE PARTIES:

LENDER:

Bank Turan Alem OJSC,

97 Zholdasbekov St, Micro-district Samal-2,

480099 Almaty, Republic of Kazakhstan,

IIK 300166019 with the Payment Systems Office of the National Bank of Kazakhstan

BIK 190501319, RNN 600900114104

BORROWER:

Caspi Neft TME SOJSC,

105 Dostyk Ave. Alatau Hotel, Almaty,

Republic of Kazakhstan,

RNN 600900159346,

Settlement Account 914467060 with the Almaty Branch of Bank Turan Alem OJSC,

BIK 190501306

SELLER:

Transmeridian Exploration Inc. BVI

1811 North Freeway Suite 500, Houston, Texas, 77060

BUYER:

Kazstroiproekt, Ltd

68 Abai Ave. Office 74

Almaty, Kazakhstan

SIGNATURES OF THE PARTIES:

FOR THE LENDER:

By:	/s/ Nurlan Talkenov
Nurlan Talkenov
Managing Director

FOR THE SELLER:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

FOR THE BORROWER:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

FOR THE BUYER:

By:	/s/ Irina Serlina
Irina Serlina
Director

ADDENDUM # 2

to the general loan agreement (bank loan agreement)

# 2-0402-2 dated February 4, 2002

Almaty	May 20, 2002

Open Joint-Stock Company “Bank Turan Alem”

represented by Managing Director Nurlan Zhetesovich Talkenov acting on the basis of the Power of Attorney # 01-62, dated October 10, 2001,

Subsidiary Open Joint-Stock Company “Caspi Neft TME”

represented by Chief Executive Officer Anatole Kunevich acting on the basis of the Charter,

TransMeridian Exploration Inc. BVI

represented by Nurzhan Sarsekenovich Kurmanov acting on the basis of the power of attorney dated December 28, 2001,

Kazstroiproekt, Ltd

represented by Director Donov A.A. acting on the basis of the Charter,

have entered into this Agreement with regard to the following:

1.              Agreement Terms and Definitions

Unless otherwise directly stipulated by this Agreement, capitalized terms and definitions used herein shall have the meanings implied in the General Loan Agreement (bank loan agreement) #2-0402-2 dated February 4, 2002.

2.              Subject of the Agreement

The Parties agreed to amend and add to the General Loan Agreement (bank loan agreement) #2-0402-02 dated February 4, 2002 as follows:

1.1.          To word the term “loan” as follows:

Loan – dollar and tenge loans, financial instruments (guarantees, letters of credit) in the amount of US$20,000,000 (twenty million) dollars granted by the Lender to the Borrower under the terms specified in this Agreement and other agreements, with the total amount equal to US$20,000,000 (twenty million) dollars. Loans are given in accordance with the Financing Chart established by the Parties, the terms of the Chart are set out in the additional agreements, or a loan debt generated as a result of the Borrower’s failure to fulfill its obligation to the Lender to reimburse the sum of the letter of credit, bank guarantee, interest, and other sums that are charged by the Lender for opening and servicing the letter of credit, for issuing bank guarantee under the conditions stipulated by this Agreement.

1.2.          To word the term “Financing Chart” as follows:

Financing Chart – loan arrangements in the form of money, U.S. Dollars, financial instruments (letters of commitment, promissory notes, bank guarantees, bails, letters of credit, underwriting service for placement of the Borrower’s securities, and financial leasing).

1.3.          10. To word the term “Financing Chart” as follows:

“Interest – an interest accrued by the Lender to the Borrower under terms hereof for the use of the Loan in USD or Tenge at a rate of 15 (fifteen) % per annum. Amount of interest by Loan granted in the form of letters of credit, guarantees and warranties shall be determined in separate agreement entered into between the Lender and Borrower.”

1.4.          In definition of the term Security (Collateral) the words “in Annex #3 to this Agreement” to replace by “in Annex #1 to this Agreement”.

The following provision shall be added to Item 2.4 of Clause 2 “Subject of agreement”:

“Amount of interest by Loan, granted in the form of letters of credit, guarantees and warranties shall be determined in separate agreements entered into between the Lender and the Borrower”.

2.                  Additional Terms

2.1.          This Agreement is an integral part of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002. The regulations of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002 cannot be construed without consideration of the contents of this Agreement.

2.2.          The Agreement is executed in Russian and English, in two copies, both having equal legal force. In the event of contradictions, the Russian text of this Agreement shall have the prevailing force.

2.3.          This Agreement shall become effective upon its signing.

LEGAL ADDRESSES AND DETAILS OF THE PARTIES:

LENDER:

Bank Turan Alem OJSC,

97 Zholdasbekov St, Micro-district Samal-2,

480099 Almaty, Republic of Kazakhstan,

IIK 300166019 with the Payment Systems Office of the National Bank of Kazakhstan

BIK 190501319, RNN 600900114104

BORROWER:

Caspi Neft TME SOJSC,

563 Seifullina Ave., Almaty,

Republic of Kazakhstan,

RNN 600900159346,

Settlement Account 024467727 with the Almaty Branch of Bank TuranAlem OJSC,

BIK 190501306

SELLER:

Transmeridian Exploration Inc. BVI

1811 North Freeway Suite 500, Houston, Texas, 77060

BUYER:

Kazstroiproekt, Ltd

68 Abai Ave. Office 74

Almaty, Kazakhstan

SIGNATURES OF THE PARTIES:

FOR THE LENDER:

By:	/s/ Nurlan Talkenov
Nurlan Talkenov
Managing Director

FOR THE SELLER:

By:	/s/ Nurzhan Kurmanov
Nurzhan Kurmanov

FOR THE BORROWER:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

FOR THE BUYER:

By:	/s/ A. Donov
A. Donov
Director

ADDENDUM # 3

to the general loan agreement (bank loan agreement)

# 2-0402-2 dated February 4, 2002

Almaty	August 20, 2002

Open Joint-Stock Company “Bank Turan Alem”

represented by Chief Executive Officer E.Tatishev, acting on the basis of Charter

Subsidiary Open Joint-Stock Company “Caspi Neft TME”

represented by Chief Executive Officer Anatole Kunevich acting on the basis of the Charter,

TransMeridian Exploration Inc. BVI

represented by Lorrie Olivier, acting on the basis of the Charter,

Kazstroiproekt, Ltd

represented by Director Donov A.A. acting on the basis of the Charter,

have entered into this Agreement with regard to the following:

3.              Agreement Terms and Definitions

Unless otherwise directly stipulated by this Agreement, capitalized terms and definitions used herein shall have the meanings implied in the General Loan Agreement (bank loan agreement) #2-0402-2 dated February 4, 2002.

4.              Subject of the Agreement

The Parties agreed to amend and add to the General Loan Agreement (bank loan agreement) #2-0402-02 dated February 4, 2002 as follows:

1.1.          Clause 4.3. shall be in the following manner

Any amount of the Loan will be released by OJSC Bank Turan Alem only if the documents bear minimum two signatures — the signature of the Chairman of the Company Management of the Borrower and either the signature of the Deputy Chairman of the Financial Management of the Borrower, or the Chairman of the Board of Directors of the Borrower, or their substitutes, one of whom must be the Buyer’s representative. In the event OJSC Bank Turan Alem receives payment orders and documents to make transactions from the Borrower’s account without two signatures - of the of the Chairman of the Company Management of the Borrower and either the signature of the Deputy Chairman of the Financial Management of the Borrower, or the Chairman of the Board of Directors of the Borrower, or their substitutes, one of whom must be the Buyer’s representative, then OJSC Bank Turan Alem is entitled not to execute such instructions of the Borrower and shall inform the Seller and the Buyer of violation of the specified term.

1.2.          In Article 18 “Legal addresses and details of the Parties” in details of Lender the words “15 Dostyk Ave. Alatau Hotel” shall be replaced by “5th floor, 563 Seifullin Ave., 480012.”

2.                  Additional Terms

2.1.          This Agreement is an integral part of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002. The regulations of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002 shall not be considered and/or construed without consideration of the contents of this Agreement.

2.2.          The Agreement is executed in Russian and English, in two copies, both having equal legal force. In the event of contradictions and discrepancies, the Russian text of this Agreement shall have the prevailing force.

2.3.          This Agreement shall become effective upon its signing.

LEGAL ADDRESSES AND DETAILS OF THE PARTIES:

LENDER:

Bank Turan Alem OJSC,

97 Zholdasbekov St, Micro-district Samal-2,

480099 Almaty, Republic of Kazakhstan,

IIK 300166019 with the Payment Systems Office of the National Bank of Kazakhstan

BIK 190501319, RNN 600900114104

BORROWER:

Caspi Neft TME SOJSC,

563 Seifullina Ave., 5th floor. 480012, Almaty,

Republic of Kazakhstan,

RNN 600900159346,

Settlement Account 024467727 with the Almaty Branch of Bank TuranAlem OJSC,

BIK 190501306

SELLER:

Transmeridian Exploration Inc. BVI

397 North Sam Houston Pkwy, Suite #300, Houston, Texas, 77060, USA

BUYER:

Kazstroiproekt, Ltd

68 Abai Ave. Office 74

Almaty, Kazakhstan

SIGNATURES OF THE PARTIES:

FOR THE LENDER:

By:	/s/ E.Tatishev
E. Tatishev
Chief Executive Officer

FOR THE SELLER:

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

FOR THE BORROWER:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

FOR THE BUYER:

By:	/s/ A. Donov
A. Donov
Director

Supplementary Agreement No. 4

to the General Loan Agreement (Bank Loan Contract) No. 2-0402-2 dated

February 4, 2002.

Almaty	February 1, 2004

Hereby the Parties of General Loan Agreement (Bank Loan Contract) No. 2-0402-2 dated February 4, 2002 (hereinafter — the “General Loan Agreement”; on citing of the General Loan Agreement – “this Agreement”), namely:

Open Joint Stock Company “Bank Turan Alem”, represented by the Managing Director Mr. Saparov Arsen Kuandykovich, acting on the basis of the Power of Attorney.

Subsidiary Open Joint Stock Company “Caspi Neft TME” represented by Chief Executive Officer Mr. Anatole Kunevich, acting on the basis of the Charter,

TransMeridian  Exploration Inc. BVI, represented by the President Mr. Lorrie Olivier, acting on the basis of the Articles of Association, and a legal successor of Limited Liability Company “Kazstroiproekt” as per Supplementary Agreement No. 2 to the Shareholders’ Joint Operating Agreement dated November 4, 2002, BRAMEX MANAGEMENT INC., represented by Mr. Sadykov, acting on the basis of the Power of Attorney dated October 18, 2003;

have entered into this addendum (hereinafter — the “Addendum”) with regard to the following:

1.              Addendum Terms and Definitions

Unless otherwise directly stipulated by this Addendum, capitalized terms and definitions used herein shall have the meanings implied in the General Loan Agreement (bank loan agreement) # 2-0402-2 dated February 4, 2002.

2.              Subject of the Agreement

The Parties agreed to amend the General Loan Agreement as follows:

1.               to state paragraph 5.1.1. b) as follows:

“The Seller shall provide the Borrower with a long-term loan for repayment of the loan amount of $ 2,233,000.00 (two million two hundred and thirty-three thousand) US Dollars and the Interest accrued on this amount not later the dates specified in this Agreement for repayment of the above mentioned amounts”.

At that, the Parties hereby agree, that after granting of the above mentioned long-term loan, the Seller’s obligation stated by paragraph 5.1.1. b) of the General Loan Agreement shall be considered to be fully fulfilled, and after the date when the above mentioned amount is wired by the Seller to the Borrower, all obligations on repayment of the amount stipulated by paragraph 5.1.1. b) shall be borne by the Borrower.

2.               to state paragraph 6.3.1. as follows:

“The Interest accrued on the amount of US $2,233,000 (two million two hundred and thirty-three thousand) US Dollars shall be paid not later than the last date of the 18-months’ period from the date of receipt of the above mentioned amount by the Borrower from the Creditor under the General Loan Agreement. The amount of accrued Interest shall be calculated in accordance with the terms of this Agreement on the date of repayment of the principal amount US $ 2,233,000. In case of delay in payment, beginning with the date of occurrence of delay in performance, the Interest shall be accrued at the one and a half (1.5) extended rate of Interest; at that, the provisions of this Agreement related to charging of penalty fees and fines shall not be applied.

3.               to state paragraph 7.4.1. as follows:

“The part of the Loan in the amount of $2,233,000.00 (two million two hundred and thirty-three thousand) US Dollars shall be repaid not later than on the last date of the 24-months period after the date of receipt of this amount of the Loan by the Borrower”.

3.              Additional Terms

4.1. This Addendum is an integral part of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002. The regulations of the General Loan Agreement (Bank Loan Contract) #2-0204-2 dated February 4, 2002 shall not be considered and/or interpreted without consideration of the contents of this Addendum.

4.2. The Addendum is executed in Russian and English, in four copies, all having equal legal force. In the event of contradictions and discrepancies, the Russian text of this Addendum shall have the prevalence.

4.3. This Addendum shall become effective upon signing.

LEGAL ADDRESSES AND DETAILS OF THE PARTIES:

OJSC Bank Turan Alem,

97 Zholdasbekov Str., Micro-district Samal-2,

480099 Almaty, Republic of Kazakhstan,

IIK 300166019 with the Payment Systems Office of the National Bank of Kazakhstan

BIK 190501319, RNN 600900114104

SOJSC Caspi Neft TME,

563 Seifullina Ave., 5th floor. 480012, Almaty,

Republic of Kazakhstan,

RNN 600900159346,

Settlement Account 024467727,

Dollars account No. 003070727 with the Almaty Branch of OJSC Bank TuranAlem,

BIK 190501306

Transmeridian Exploration Inc. BVI

397 North Sam Houston Pkwy, Suite #300, Houston, Texas, 77060, USA

BRAMEX MANAGEMENT INC.

Sea Meadow House, Blackburn Highway, P.O.B. 116, Road Town, Tortola, British Virgin Islands

SIGNATURES OF THE PARTIES:

OJSC Bank Turan Alem:

By:	/s/ Arsen Saparov
Arsen Saparov
Managing Director

Transmeridian Exploration Inc. BVI:

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

SOJSC Caspi Neft TME:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

BRAMEX MANAGEMENT INC. :

By:	/s/ K. Sadykov
K. Sadykov

Supplementary Agreement No. 5

to the General Loan Agreement (Bank Loan Contract) No. 2-0402-2

dated February 4, 2002.

Almaty	August 19, 2003

Hereby the Parties of General Loan Agreement (Bank Loan Contract) No. 2-0402-2 dated February 4, 2002 (hereinafter – “General Loan Agreement”), namely:

Open Joint Stock Company “Bank Turan Alem”, represented by Chief Executive Officer Mr. Tatishev E.N., acting on the basis of the Charter,

Subsidiary Open Joint Stock Company “Caspi Neft TME” represented by Chief Executive Officer Mr. Anatole Kunevich, acting on the basis of the Charter,

TransMeridian  Exploration Inc. BVI, represented by the President, Mr. Lorrie Olivier, acting on the basis of the Charter, and a legal successor of Limited Liability Company “Kazstroiproekt” as per Supplementary Agreement No. 2 to the Shareholders’ Joint Operating Agreement dated November 4, 2002, BRAMEX MANAGEMENT INC., represented by Mr. Sadykov, acting on the basis of the Power of Attorney dated October 22, 2002;

have entered into this Addendum (hereinafter – the “Supplementary Agreement”) with regard to the following:

1.              Agreement Terms and Definitions

Unless otherwise directly stipulated by this Agreement, capitalized terms and definitions used herein shall have the meanings implied in the General Loan Agreement (bank loan agreement) # 2-0402-2 dated February 4, 2002.

1.              Subject of the Agreement

The Parties agreed to amend the General Loan Agreement as follows:

1.1.          to state paragraph 5.1.1.a) as follows:

“The Buyer shall provide to the Borrower a long-term loan in amount of 15,000,000.00 (fifteen millions) US Dollars for repayment of the Loan (the term of the fifteen millions’ loan shall be discussed by the Buyer and Borrower in a separate loan agreement); at the same time the Interests accrued for 15,000,000.00 (fifteen millions) US Dollars shall be repaid by the Borrower on its own, on the terms set out in this Agreement.”

2.              Additional Terms

2.1.          This Agreement is an integral part of the General Loan Agreement (bank loan agreement) #2-0204-2 dated February 4, 2002. The regulations of the General Loan Agreement (Bank Loan Contract) #2-0204-2 dated February 4, 2002 shall not be considered and/or construed without consideration of the contents of this Agreement.

2.2.          The Agreement is executed in Russian and English, in four copies, all having      equal legal force. In the event of contradictions and discrepancies, the Russian text of this Agreement shall have the prevalence.

2.3.          This Agreement shall become effective upon signing.

LEGAL ADDRESSES AND DETAILS OF THE PARTIES:

OJSC Bank Turan Alem,

97 Zholdasbekov Str., Micro-district Samal-2,

480099 Almaty, Republic of Kazakhstan,

IIK 300166019 with the Payment Systems Office of the National Bank of Kazakhstan

BIK 190501319, RNN 600900114104

SOJSC Caspi Neft TME,

563 Seifullina Ave., 5th floor. 480012, Almaty,

Republic of Kazakhstan,

RNN 600900159346,

Settlement Account 024467727 with the Almaty Branch of OJSC Bank TuranAlem,

BIK 190501306

Transmeridian Exploration Inc. BVI

397 North Sam Houston Pkwy, Suite #300, Houston, Texas, 77060, USA

BRAMEX MANAGEMENT INC.

Sea Meadow House, Blackburn Highway, P.O.B. 116, Road Town, Tortola, British Virgin Islands

SIGNATURES OF THE PARTIES:

OJSC Bank Turan Alem:

By:	/s/ E. Tatishev
E. Tatishev
Chief Executive Officer

Transmeridian Exploration Inc. BVI:

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

SOJSC Caspi Neft TME:

By:	/s/ Anatole Kunevich
Anatole Kunevich
Chief Executive Officer

BRAMEX MANAGEMENT INC. :

By:	/s/ K. Sadykov
K. Sadykov